                                                                   EXHIBIT 10.15

                                LOAN AGREEMENT
                                --------------

     This LOAN AGREEMENT, dated as of the later of the two signature dates below, is made by and among MICROSOFT CORPORATION ("Microsoft"), a Washington Corporation, One Microsoft Way, Redmond, Washington 98052-6399 ("Lender"), and INKTOMI CORPORATION ("Inktomi"), a California corporation, 1900 South Norfolk Street, Suite 110, San Mateo, California 94403 ("Borrower").


                                   RECITALS
                                   --------

     A. Borrower develops and markets computer software products, including without limitation a "search engine" software for searching and indexing information accessible through the Internet.

     B. Lender develops, manufactures, distributes and markets computer software products and services.

     C. Borrower and Lender desire to enter into a business relationship pursuant to which, among other things, (i) Borrower would (a) develop software for Lender to implement desired features for a Lender search engine, (b) provide search results for Lender using Borrower's search engine customized with, among other elements, the features developed for Lender, (c) provide software hosting and maintenance services for Lender's benefit, and (d) purchase additional hardware and software necessary or desirable to service Lender's needs, and (ii) Lender would make certain payments to Borrower, and provide loans to Borrower to facilitate Borrower's purchase of additional hardware and software necessary or desirable to service Lender's needs.

     D. This Loan Agreement and a Security Agreement between the parties of even date, are intended to set forth the terms and conditions applicable to the loan aspects of such business relationship.

     NOW THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:


                                  AGREEMENTS
                                  ----------

     1.   Loan to Borrower. Pursuant to the terms and conditions of that certain
          ----------------
Software Hosting Agreement between Borrower and Lender of even date herewith (the "Hosting Agreement"), Borrower may be required, after consultation with and approval by Lender, to purchase additional Hosting Servers, as that term is defined in the Hosting Agreement. Subject to the terms and conditions of this Agreement, Lender shall from time to time make advances ("Advances") to Borrower during the period from the date hereof until the termination of this Agreement. In no event shall Lender have any obligation to make Advances to Borrower following the occurrence of any Event of Default as defined in section 11 of this Agreement.

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     A.  Advances.  Advances shall be made only in amounts separately agreed
         --------
between Lender and Borrower to be sufficient to purchase the additional Hosting Servers required by Lender. Each such Advance shall be evidenced by a promissory note (the "Promissory Note") with a term of [*] ([*]) [*] in substantially the form of the sample note attached hereto as Exhibit A. The terms of all such Promissory Notes are by this reference incorporated in this Agreement. The proceeds of each Advance shall only be used by Borrower to purchase the additional Hosting Servers for which that Advance is made.

     B.  Persons Authorized.  Lender is hereby authorized by Borrower to make
         ------------------
Advances only upon the written requests (including requests made by telex, telegraph or facsimile), of any one of the following persons (the "Responsible Officers" and each a "Responsible Officer"): Dave Peterschmidt, Jerry Kennelly and Randy Gottfried; each of whom is and shall be authorized to request Advances and direct the disposition of any Advance until written notice by Borrower of the revocation of such authority is received by Lender. Any Advance shall be conclusively presumed to have been made to or for the benefit of Borrower when made in accordance with such a request. Requests for Advances shall be on the Borrowing Notice form attached hereto as Exhibit B. Any such Borrowing Notice shall be directed to the following Lender representative (or such other person as Lender may direct from time to time) for approval prior to disbursement:
Shirish Nadkarni.

     C.  Assumption of Risk.  It is important to Borrower that Borrower have the
         ------------------
privilege of making requests for Advances by e-mail, telex, telegraph or facsimile. Therefore, to induce Lender to lend funds in response to such requests, and in consideration for Lender's agreement to receive and consider such requests, BORROWER ASSUMES ALL RISK OF THE VALIDITY, AUTHENTICITY AND AUTHORIZATION OF SUCH REQUESTS, WHETHER OR NOT THE INDIVIDUAL MAKING SUCH REQUEST HAS AUTHORITY IN FACT TO REQUEST ADVANCES ON BEHALF OF BORROWER. UNLESS AN UNAUTHORIZED OR INVALID ADVANCE IS MADE AS A RESULT OF GROSS NEGLIGENCE ON THE PART OF LENDER, LENDER SHALL NOT BE RESPONSIBLE, UNDER PRINCIPLES OF CONTRACT, TORT OR OTHERWISE, FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM ANY UNAUTHORIZED OR INVALID ADVANCE, INCLUDING, BUT NOT LIMITED TO, THE AMOUNT OF ANY ADVANCE. Borrower agrees to repay any sums, with interest as provided herein, that Lender so advances. Borrower agrees to give Lender prompt written confirmation of all e-mail, telex, telegraph or facsimile requests for Advances; but Borrower's failure to do so, or the failure of such confirmation to reach Lender, shall not affect Borrower's assumption of the risk with respect to such Advance or reduce in any way the obligation of Borrower to repay with interest all amounts theretofore or thereafter advanced by Lender pursuant thereto.

     D.  Request for Advance.  Each request for an Advance shall set forth the
         -------------------
amount of such Advance and the date such Advance is to be made, such request to be received by Lender by 9:30 a.m., Seattle, WA, USA time ten (10) full business days before such Advance is to be made. Any proposed Advance shall be made and effected only on a business day and may be disbursed only after a separate Promissory Note for such Advance is properly executed by

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Borrower, and delivered to and accepted by Lender. If the date of the proposed Advance is not a business day, such Advance shall be effected on the next succeeding business day. Each request for an Advance shall be irrevocable and binding on Borrower.

     E.  Disbursement of Advances.  Advances made and effected by Lender shall
         ------------------------
be disbursed by wire transfer in immediately available funds to the depository account set forth in Exhibit E hereto, or such other account as Borrower may designate from time to time by written notice to Lender signed by a Responsible Officer.

     2.  Term and Termination.  This Agreement shall terminate upon the
         --------------------
termination of the Hosting Agreement ("Maturity Date"); provided that all rights and remedies to which Lender is entitled under this Agreement and at law shall survive any such termination of the Agreement until all amounts advanced or otherwise due Lender under this Agreement have been repaid or otherwise satisfied according to the terms of this Agreement.

     3.  Interest.  The outstanding principal balance of the Loan shall bear
         --------
interest at the lowest appropriate applicable federal rate, as determined by Microsoft, when each Promissory Note (or the New Note described in section 4) is issued. All computations of interest shall be based on a 360-day year for the actual number of days passed.

     4.  Payment of Principal and Interest.
         ---------------------------------

          A.   Monthly Payments. Payment of principal and interest for each
               ----------------
Advance shall be made in immediately available funds, by 10:00 a.m., Seattle time, at such location designated by Lender or the holder of the applicable Promissory Note, on the date each payment is due as provided in the Promissory Note. The payments of principal and interest shall be separately calculated for each Advance and shall be payable in immediately available funds on the first business day of each month until paid in full. Each installment payment shall be in an amount sufficient to cause the principal balance of each Advance to be repaid within three years. Notwithstanding the foregoing, any amounts accrued but not paid at the time of termination of this Agreement shall be payable or otherwise satisfied in accordance with the following subsections.

          B.   Roll-over or Acceleration. Upon expiration or termination of this
               -------------------------
Agreement:

               (i) If this Agreement is terminated due to the mutual agreement of the parties, due to termination of the Hosting Agreement by Lender pursuant to section 10.2 of the Hosting Agreement, or due to termination of the Hosting Agreement by Borrower pursuant to section 10.1 of the Hosting Agreement, then immediately prior to the effective date of such termination Lender shall cancel all outstanding Promissory Notes and Borrower shall simultaneously execute a new promissory note ("New Note") for all outstanding principal, interest and other amounts under such Promissory Notes owed or owing to Lender by Borrower on that date, in substantially the form attached as Exhibit C satisfying and replacing all outstanding Advances and other amounts due under this Agreement. A New Note issued pursuant to this subsection shall carry the same interest rate and be subject to the same terms and conditions as all Advances under this Agreement, except that the term of the New Note shall be two (2) years, and each installment payment shall be in an amount sufficient to cause the principal balance of the New Note to be repaid within two (2) years. Installment payments for the New Note shall be made in immediately available funds, by 10:00 a.m., Seattle time, at such location designated by Lender or the holder of the New Note, on the date each payment is due as provided in the New Note. Prior to execution of the New Note, Borrower shall satisfy all conditions precedent and make all representations and warranties required for Advances under this Agreement.

               (ii) If termination of this Agreement is due to any other reason (other than due to a material breach of this Agreement or the Hosting Agreement by Lender), such termination shall be considered an Event of Default and subject to any and all remedies available to Lender for an Event of Default as provided in section 12 of this Agreement.

          C.   Prepayment. Borrower may prepay each Advance in whole or in part,
               ----------
at any time without penalty. Any repayments of the amounts due under this Loan Agreement shall be made in immediately available funds and shall be applied first against any amounts owed to Lender under the Security Agreement, then to the payment of past due interest on any outstanding Advance, and any remaining amount shall reduce the outstanding principal amount of each Advance.

     5.   Overdue Payments; Default Rate. If any amount due under this Agreement
          ------------------------------
is not paid when and as due, such amount shall bear interest from the date such payment was due until and including the date such payment is received by Lender at a rate per annum equal to eighteen percent (18 %) per annum (the "Default Rate"), provided that in no event shall the rate of interest exceed that permitted by applicable law.

     6.   Security for the Loan.  This Loan is secured by a purchase money
          ---------------------
security interest in the Hosting Servers purchased by each Advance, pursuant to the terms of a security agreement of even date ("Security Agreement"). Lender shall have a first priority security interest in all of the collateral described in the Security Agreement (the "Collateral").

     7.   Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to Lender as follows:

          A.   Corporate Existence. Borrower is a corporation, duly organized
               -------------------
and validly existing, in good standing under the laws of its state of incorporation, and is duly authorized and qualified under all applicable laws, regulations, ordinances and orders of public authorities to carry on such business in any state or county where such qualification is necessary and to own and hold property.

          B.   Corporate Power. Borrower has full right, power and authority to
               ---------------
enter into and perform this Agreement, each Promissory Note, the New Note, and the Security

(collectively, the "Documents"), and to grant all of the rights granted and agreed to be granted pursuant to this Agreement and the Documents.

          C.   Authorization. Borrower has taken all necessary corporate action
               -------------
to authorize the execution, delivery and performance of this Agreement and the other Documents, including but not limited to, all necessary corporate action required by its articles of incorporation and bylaws.

          D.   No Conflict, Violation or Consent Required. The execution,
               ------------------------------------------
delivery and performance of, and the compliance with the provisions of each of the Documents do not and will not violate any provision of an applicable law or any provision of Borrower's articles of incorporation and bylaws, and will not conflict with, require consent under any provision of, result in any breach of any of the terms, conditions or provisions of, result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Borrower pursuant to the terms of, or constitute a default under or conflict with, any other indenture, contract, mortgage, deed of trust or other agreement or instrument to which Borrower is a party or by which Borrower is bound. Borrower shall not enter into other contractual obligations which will restrict or impair its obligations under this Agreement or any other Document.

          E.   Binding Effect. This Agreement constitutes, and the Promissory
               --------------
Note and each of the other Documents, when executed and delivered by Borrower, will constitute, valid obligations of Borrower and are binding and enforceable against Borrower in accordance with their respective terms, except as hereafter may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditor's rights and the availability of specific performance.

          F.   Familiarity With Terms. Borrower is fully familiar with all of
               ----------------------
the terms, covenants and conditions of the Documents.

          G.   Legal Proceedings. Except as disclosed on Schedule 1 attached
               -----------------
hereto, there is no action, suit or proceeding pending or, to the knowledge of Borrower, threatened, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that might result in a material adverse change in Borrower's ownership or title to any of the Collateral or in its financial condition or operations. As used in this subsection, the phrase "to the knowledge of Borrower" shall mean the current actual knowledge of the executive officers and directors of Borrower.

          H.   No Governmental Approvals. No registration with or approval of
               -------------------------
any governmental agency or commission is necessary for the due execution and delivery of any of the Documents or for the validity or enforceability thereof with respect to any obligation of Borrower hereunder or thereunder, except acts to be performed by Lender in order to perfect Lender's security interest in the Collateral.

          I.   Liens and Encumbrances. Borrower shall keep the Collateral
               ----------------------
purchased with each Advance free and clear of all liens, claims, encumbrances and rights of others and at the request of Lender from time to time, shall obtain an agreement, in a form satisfactory to Lender in its sole discretion, from any of its general creditors or lien holders to subordinate their interests in the Collateral to Lender's interest pursuant to this Agreement and the Security Agreement.

          J.   Compliance With Laws. Borrower has complied with all laws,
               --------------------
regulations, ordinances and orders which affect in any material respect its right to carry on its operations, perform its obligations under the Documents or meet its obligations in the ordinary course of business.

          K.   Outstanding Debt. There exists no default under the provisions of
               ----------------
any agreement or instrument evidencing any outstanding indebtedness of Borrower and/or its subsidiaries to any party or any material agreement to which Borrower and/or its subsidiaries is currently a party.

          L.   Disclosure. This Agreement does not contain any untrue statement
               ----------
of a material fact and does state all material facts necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made. There is, to the knowledge of Borrower, no fact that would materially adversely affect its business, prospects, condition, affairs or operations or any of its properties or assets.

          M.   No Consents. The execution, delivery and filing of the Security
               -----------
Agreement and any financing statements, and the creation of the lien, mortgage, encumbrance, preference or security interest contemplated thereby, will not require the consent or approval of any person or entity not a party to this Agreement.

          N.   Perfection of Liens and Security Interest. As of the date hereof,
               -----------------------------------------
Lender will have a valid and perfected first priority lien on and security interest in all of the Collateral (whether now owned or hereafter acquired), which lien and security interest will be enforceable against the applicable grantor thereof and all third parties and will secure the obligations stated therein. All filings, recordations and other actions necessary under any laws to perfect and protect such liens and security interests as first-priority liens and security interests in the Collateral have been, or will on the Closing Date be, duly taken.

     8.   Affirmative Covenants. Until all amounts owed under the Documents have
          ---------------------
been paid in full or otherwise satisfied under the terms of this Agreement, Borrower, at its own expense, covenants and agrees at all times to comply with the terms of this paragraph 8.

          A.   Financial Information.
               ---------------------

               (i) Borrower shall furnish or cause to be furnished to Lender, as soon as practicable and in any event within forty-five (45) days after the close of each fiscal quarter, the following unaudited financial statements of Borrower for each such quarter, all in reasonable detail and certified by a Responsible Officer of Borrower to be true and correct: balance sheet, statement of income, and statement of cash flows.

               (ii) Borrower shall furnish or cause to be furnished to Lender, as soon as the same are available, and in any event within ninety (90) days after the end of each of each fiscal year Borrower's consolidated balance sheet, statement of income and a statement of cash flows, all as of the end of such fiscal year (together, in each case, where applicable, with the comparable figures for the prior fiscal year), all in reasonable detail. Annual consolidated financial statements shall be prepared and audited (without any qualification or exception deemed material by Lender) in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved (except as disclosed in the notes to the financial statements) by independent certified public accountants of recognized national standing or otherwise reasonably acceptable to Lender.

               (iii)  Concurrently with the information described in (i) and
(ii) above, a certificate of a Responsible Officer of Borrower stating that the consolidated financial statements delivered to Lender are properly stated and that there exists no Event of Default, or event which with notice or lapse of time, or both, would constitute an Event of Default, or, if any such event exists, specifying the nature and period of existence thereof and what action Borrower proposes to take with respect thereto.

               (iv) Borrower shall also furnish or cause to be furnished, from time to time, such additional financial and other information as Lender may reasonably request in order to monitor the financial condition of Borrower.

          B.   Notice of Default. Immediately upon obtaining knowledge of the
               -----------------
occurrence of any event that constitutes an Event of Default, or that with notice or lapse of time, or both, would constitute an Event of Default, Borrower shall give written notice thereof to Lender, together with a detailed statement of the steps being taken by Borrowers to cure such event.

          C.   Maintenance of Existence. Borrower shall cause to be done all
               ------------------------
things necessary to maintain and preserve the corporate existence, rights and franchises of Borrower and shall comply with all related laws applicable to Borrower and/or its subsidiaries.

          D.   Payment of Taxes. Borrower shall pay, indemnify and hold Lender
               ----------------
harmless from (i) all taxes, assessments and charges lawfully levied or imposed by the United States, any state or local government, any taxing authority or any political or governmental subdivision of any foreign country on or with respect to the Collateral or any part thereof, and (ii) any other claims which, if unpaid, might become by law a lien upon Borrower's property; except, and only to the extent that any such taxes, assessments, charges or claims are being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings conducted diligently and in good faith so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of all or a material portion of the Collateral.

          E.   Maintenance of Property and Leases. Borrower shall keep its
               ----------------------------------
properties in good repair and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto. Borrower shall at all times comply with the provisions of all leases to which it is a party so as to prevent any loss or forfeiture thereof or thereunder.

          F.   Insurance. Borrower shall maintain with responsible companies
               ---------
reasonably acceptable to Lender liability insurance and insurance with respect to the Collateral in amounts and covering risks as is customary among companies engaged in businesses similar to that of Borrower. Each liability insurance policy maintained pursuant to this paragraph shall name Lender as additional insured. Each such policy other than liability policies shall name Lender as named insured and loss payee as its interest may appear. The parties agree that such interest of Lender shall be equal to the total of all amounts owed under the Documents to Lender. Borrower shall maintain insurance against any other risks as is customary among companies engaged in businesses similar to that of Borrower. All required insurance shall (a) be in form and amount reasonably satisfactory to Lender and (b) contain a Lender's Loss Payable Endorsement. Each insurer shall agree by endorsement upon the policies issued by it, or by independent instrument furnished to Lender, that it will give Lender thirty (30) days written notice before the policy is materially altered or canceled. The proceeds of any public liability policy shall be payable first to Lender to the extent of its liability, if any, and the balance shall be payable to Borrower. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any insurance policy.

          G.   Notice of Litigation. Borrower shall promptly notify Lender in
               --------------------
writing of the initiation of any litigation against Borrower that in Borrower's good faith judgment might materially and adversely affect the operations, financial condition, property or business of Borrower. If any suit is filed against any of the Collateral or if any of the Collateral is otherwise attached, levied upon or taken in custody by virtue of any legal proceeding in any court, Borrower shall promptly notify Lender thereof by telephone, confirmed by letter, and within sixty (60) days (unless otherwise consented to in writing by Lender) cause the Collateral to be released and promptly notify Lender thereof in the manner aforesaid.

          H.   Accounts and Reports. Borrower shall keep true and accurate
               --------------------
records and books of account in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles.

          I.   Compliance With Laws. Borrower shall duly observe and conform to
               --------------------
all valid requirements of governmental authorities relating to the conduct of its business or to its property or assets.

          J.   Inspection.  Borrower shall permit Lender or its designated
               ----------
representative, at all reasonable hours upon reasonable advance notice, to visit and inspect Borrower's properties, offices, facilities and the Collateral, and to examine Borrower's books of account, solely to monitor the status of the Collateral and financial condition of Borrower. Lender agrees that any such visitation or inspection may be escorted and monitored by Borrower.

          K.   Filing and Execution of Documents. Borrower shall from time to
               ---------------------------------
time do and perform such other and further acts and execute and deliver any and all such further instruments as may be required by law or reasonably requested by Lender to establish, maintain and protect Lender's security interest in any of the Collateral as provided in this Agreement.

          L.   Anti-forfeiture. Borrower shall not have committed or commit any
               ---------------
act or omission affording the federal government or any state or local government the right of forfeiture as against the property of Borrower or any part thereof or any moneys paid in performance of its obligations under this Agreement, any Promissory Note or under any of the other Documents. Borrower covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in the preceding sentence. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower, Lender, or all or any of the property of any Borrower under any federal or state law for which forfeiture of such property or any part thereof or of any moneys paid in performance of any Borrower's obligations under the Documents shall, at the election of Lender, constitute an Event of Default hereunder without notice or opportunity to cure.

          M.   Meeting. The Responsible Officers of Borrower (and such other
               -------
officers and employees of Borrower as Lender may reasonably request) shall meet at least once per year with Lender's designated representatives to review Borrower's consolidated financial statements and such other information regarding the operation of Borrower's business as may be reasonably requested by Lender to monitor the financial condition of Borrower and status of the Collateral.

     9.   Negative Covenants.  Until all amounts owed under this Agreement, the
          ------------------
Promissory Note and the other Documents have been paid in full or otherwise satisfied under the terms of this Agreement, Borrower, without the prior written consent of Lender, covenants and agrees that it shall not sell all or any portion of the Collateral, nor relocate the Collateral. Borrower shall not encumber the Collateral, assume any debt secured by the Collateral or subject the Collateral to any unpaid charge or claim of any third party. Lender may give its prior written consent to any sale or encumbrance of any of the Collateral upon the express terms and conditions set forth in such consent of Lender.

     10.  Conditions Precedent to Loan Advances.  Notwithstanding anything
          -------------------------------------
contained herein to the contrary, the obligation of Lender to make any Advance to Borrower, is expressly conditioned upon the following:

          A.   Representations and Warranties. All representations and
               ------------------------------
warranties of Borrower contained in this Agreement, in the Documents and in any certificate or other instrument delivered pursuant to the provisions hereof, or in connection with the transactions contemplated hereby, shall be and remain true and correct in all material respects throughout the term of this Agreement, including without limitation on the date of each request for an Advance with the same force and effect as though such representations and warranties had been made on the date of the Advance.

          B.   Covenants.  Borrower shall have performed and complied with all
               ---------
material terms, covenants and conditions of this Agreement and the Documents to be performed or complied with by it on or before execution of this Agreement or on or before the date of each Advance, as the case may be.

          C.   No Event of Default. There shall exist no Event of Default, or
               -------------------
event which with notice or lapse of time, or both, would constitute an Event of Default, under this Agreement or the other Documents.

          D.   Subordination of Prior Interests/Release of Liens. If Lender so
               -------------------------------------------------
requests, for any prior security interest, lien or encumbrance in the Collateral or in the general assets of the Borrower's business, Borrower shall obtain a subordination agreement from its creditor or lien holder in favor Lender or shall obtain the release and discharge of such security interest, lien or encumbrance, including any financing statement or recorded lien filed to perfect such interest, lien or encumbrance.

          E.   Delivery of Documentation. Borrower, at its sole cost and
               -------------------------
expense, shall have delivered to Lender the following documents, duly executed by the appropriate party, in form and substance satisfactory to Lender:

               (i) the applicable Promissory Note executed by Borrower prior to disbursement of each respective Advance;

               (ii) the Security Agreement executed by Borrower on the date of this Agreement;

               (iii) the Hosting Agreement executed by Borrower, on the date of this Agreement;

               (iv) a certificate of Borrower's corporate secretary, to be dated as of the date of this Agreement, certifying as true and accurate and in full force and effect as of that date, copies of current resolutions of Borrower's Board of Directors authorizing (i) Borrower to enter into and perform this Agreement and to execute, deliver and honor and perform the other Documents, and (ii) the persons who have executed or will execute this Agreement, the Promissory Note and the other Documents to do so;

               (v) a certificate, as of the most recent date practical, of the secretary of state of Borrower's state of incorporation as to the good standing of Borrower;

               (vi) certificates issued in favor of Lender evidencing the insurance policies required by Lender in accordance with Section 8F hereof;

               (vii) UCC financing statements executed by Borrower, in form and substance satisfactory to Lender, evidencing Lender's security interest in the Collateral designated thereon to be filed in each jurisdiction in which Borrower is or may be doing business;

               (viii) officer's certificates executed by a Responsible Officer of Borrower, dated the purchase date for each purchase of each item of Collateral, certifying that on that date (i) Borrower has good title to all Collateral described in the Security Agreement, (ii) no Event of Default, or event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred, and is continuing, and (iii) the representations and warranties contained in the Documents are true and accurate on and as of that date;

               (ix) such other agreements, certificates or other documents as shall be deemed necessary or desirable, in the good faith opinion of Lender or its counsel, in order to fully and completely perfect, preserve or protect Lender's interests hereunder and Lender's security interest in the Collateral;

               (x) a valid and authorized Borrowing Notice containing a request for an Advance approved by Lender's designated representative.

     11.  Events of Default.  The occurrence of one or more of the following
          -----------------
events (herein called "Events of Default") shall constitute a default under this Agreement.

          A. Borrower's failure to pay any portion of any installment of principal or interest due under any Promissory Note or any other amount under any of the other Documents when and as the same shall become due and payable as therein or herein expressed, if such failure continues for a period of ten (10) days after Lender has notified Borrower (regardless of whether Borrower actually receives such notice) that such payment has not been received;

          B. Borrower's failure to comply with and duly and punctually observe or perform, any of the covenants of Borrower contained in Sections 8B, 8C, 8D, 8E and 8H and Section 9 of this Loan Agreement;

          C. Borrower's failure to maintain insurance as required in accordance with Section 8F hereof; which failure shall continue for a period of ten (10) days after the earlier of the giving of notice of such failure by Lender to Borrower, or the date Lender is notified of such failure by Borrower or should have been so notified pursuant to section 8B hereof.

          D. Borrower applies for, consents to or acquiesces in the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for Borrower or for any of Borrower's property, or makes a general assignment for the benefit of creditors, or files a petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or a readjustment of its indebtedness or an answer admitting the material allegations of a petition filed against it in any such proceeding, or seeks relief under the provisions of any bankruptcy or similar law; or, in the absence of any of the foregoing, a trustee, receiver, liquidator, assignee, sequestrator or other similar official is appointed for Borrower or for a substantial part of any of the property of Borrower and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or other insolvency law or common law or in equity is instituted against Borrower and is not dismissed within sixty (60) days; or, in the absence of any of the foregoing, if, under the provisions of any law providing for reorganization or winding up which may apply to Borrower, any court of competent jurisdiction shall assume jurisdiction, custody or control of Borrower or of any substantial part of any of Borrower's property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of sixty (60) days;

          E. any material representation or warranty made by Borrower and contained in any of the Documents, or otherwise made by Borrower to Lender, proves or becomes untrue in any material respect, provided that any cure period (if any) available to remedy the inaccuracy has passed;

          F. Borrower is in material default in the payment or performance of any material obligation under any promissory note, indenture, contract, mortgage, deed of trust or other instrument to which Borrower is a party or by which Borrower is bound and the applicable cure period shall have expired;

          G. any provision of any Document, including, without limitation, the Security Agreement, shall for any reason (except for acts to be performed by Lender) cease to be valid and binding on any signatory thereto, or such signatory shall so allege, or any Security Agreement shall for any reason (except for acts to be performed by Lender) cease to create a valid and perfected first priority lien, mortgage, encumbrance or security interest except to the extent permitted by the terms thereof, in any of the property purported to be covered thereby, or the signatory to such Security Agreement shall so allege;

          H. the termination of the Hosting Agreement by Lender due to the material breach thereunder by Borrower; or

          I. Borrower's failure to duly and punctually observe or perform, in any material respect, any other of the covenants, conditions or agreements to be performed or observed by Borrower contained in this Agreement or any of the Documents and, except as may otherwise be specifically provided in the Documents, such failure continues for a period of thirty (30) days after the earlier of the giving of notice of such failure by Lender to Borrower, or the date Lender is notified of such failure by Borrower or should have been so notified pursuant to section 8B hereof.

          J. Borrower's material breach under the Hosting Agreement and/or any of the following agreements between the parties (which remains uncured after the applicable core period, if any, thereunder): the Software Development Agreement of even date herewith; and the Information Services Agreement of even date herewith (and the Escrow Agreement referred to therein).

     12.  Remedies.  Upon the occurrence of an Event of Default and while any
          --------
Event of Default is continuing, Lender may at its option elect to pursue any or all of the following remedies, which are cumulative and in addition to any other right or remedy provided by applicable law:

          A. without further demand, protest or notice of any kind to Borrower, declare any or all sums and obligations due under the Documents to be due and immediately payable, and upon such declaration the same shall become and be immediately due and payable;

          B.   terminate Lender's commitment to make Advances hereunder;

          C. If Borrower fails to perform any act that it is required to perform under this Agreement or the Security Agreement, Lender may, but shall not be obligated to, perform, or cause to performed, such act, provided that any reasonable expense thereby incurred by Lender and any money thereby paid by Lender, shall be a demand obligation owing by Borrower and Lender shall promptly notify Borrower of the amount of such obligation, which obligation shall bear interest at the Default Rate from the date Lender makes such payment until repaid by Borrower; and Lender shall be subrogated to all rights of the person receiving such payment;

          D.   enforce Lender's rights under the Security Agreement;

          E.   terminate the Hosting Agreement;

          F. institute one or more legal proceedings at law or in equity for the:

               (i) specific performance of any covenant, condition, agreement or undertaking contained in the Documents, or in aid of the execution of any powers granted therein and/or to recover a judgment for damages for the breach hereof, including, without limitation, any amount due under the Documents, either by their terms or by virtue of such declaration, and collect the same out of any property of Borrower;

               (ii) foreclosure of its security interest in the Collateral and the sale of all or any part of the Collateral under the judgment or decree of any court of competent jurisdiction;

               (iii) enforcement of such other appropriate legal or equitable remedy as may in the opinion of Lender be necessary to protect and enforce Lender's rights under the Documents;

          G. assert such other rights and remedies of a secured party and of a mortgagee under the laws of the United States or the state of Washington (regardless of whether such law or one similar thereto has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, all rights of a secured party under the UCC, whether or not this Agreement and the transactions contemplated hereby are determined to be governed by the UCC.

     13.  Costs and Expenses of Collection and Enforcement.  Borrower shall pay
          ------------------------------------------------
to Lender on demand all reasonable attorneys fees and other costs and expenses reasonably incurred by Lender in protecting the Collateral or in exercising Lender's rights, powers or remedies under this Agreement or the Documents, together with interest on such sums at the Default Rate from the date when the costs and expenses are incurred until fully paid. If because of Borrower's default the Lender consults an attorney regarding the enforcement of any of its rights under any Document, or if suit is brought to enforce any Document, Borrower promises to pay all costs thereof, including attorneys' fees. Such costs and attorneys' fees shall include, without limitation, costs and attorneys' fees incurred in any appeal, forfeiture proceeding or in any proceedings under any present or future federal bankruptcy or state receivership law.

     14.  Allocation of Proceeds. The (a) proceeds of any sale, (b) proceeds of
          ----------------------
any insurance received by Lender under any insurance policy obtained by any Borrower hereunder, and (c) any and all other moneys received by Lender with respect to the Documents, the application of which has not elsewhere herein been specifically provided for, shall, except as otherwise specified in any applicable Document, be applied as follows

          (i) first, to the payment of all expenses and charges, including expenses of any sale or retaking, reasonable attorneys' fees, court costs and other expenses or advances reasonably made or incurred by Lender, or on Lender's behalf, under the Documents upon an Event of Default, and to the payment of, and provision for adequate indemnity for, any taxes, assessments or liens prior to the lien of Lender;

          (ii) second, to the payment of all accrued and unpaid interest under the Promissory Notes or New Notes;

          (iii) third, to the payment of the unpaid principal balance under the Promissory Notes or New Note;

          (iv) fourth, to the payment of all other amounts due to Lender under the Documents; and

          (v) last, any residue shall be paid to Borrower, or as otherwise required by law, or, directed by a court having jurisdiction.

If the proceeds and other sums described in this section 14 are insufficient to pay in full all amounts due to Lender under the Documents, Borrower shall immediately pay such deficiency to Lender.

     15.  Modifications, Consents and Waivers.  No failure or delay on the part
          -----------------------------------
of Lender in exercising any power or right hereunder or under the Promissory Notes or New Notes or under any other Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision to this Agreement, the Notes or any other Document, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and consented to by Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

     16.  Notices.  All notices and requests in connection with this Agreement,
          -------
the Promissory Notes, the New Note or any other Document shall be in writing and may be given by personal delivery, registered or certified mail, telegram, facsimile or telex addressed as follows:


          to Borrower:             Inktomi Corporation
                                   1900 South Norfolk Street, Suite 110
                                   San Mateo, California 94403

                                   Attn:  Chief Financial Officer

                                   and to:

                                   Inktomi Corporation
                                   1900 South Norfolk Street, Suite 110
                                   San Mateo, California 94403
                                   Attn:  General Counsel


          to Lender:               Microsoft Corporation
                                   One Microsoft Way
                                   Redmond, WA  98052-6399

                                   Attn:  Shirish Nadkarni

                                   and to:

                                   Microsoft Corporation
                                   One Microsoft Way, Building 8
                                   Redmond, WA  98052-6399

                                   Attn: Law & Corporate Affairs, U.S. Legal

or to such other address as the party to receive the notice or request shall designate by notice to the other. The effective date of any notice or request shall be five (5) days from the date on which it is sent by the addresser if mailed, or when delivered to a telegraph company, properly addressed as above with charges prepaid, or when telexed, sent by facsimile or personally delivered. Borrowers hereby agree that such notice shall be deemed to meet any requirements of reasonable notice contained in the UCC.

     17.  Costs and Expenses of Perfecting Security Interests and other Rights.
          --------------------------------------------------------------------
Borrower shall pay in a timely manner all costs and expenses incurred by Lender, including the reasonable fees and expenses of legal counsel, in connection with the approval, preparation, negotiation, filing, or recording of any financing statements, pledge agreements, waivers, subordination agreements, and assignments (as well as any amendments or extensions thereto) reasonably required to protect or perfect Lender's interest in the Collateral or any other rights granted by the Documents.

     18.  Survival of Covenants.  All covenants, agreements, representations and
          ---------------------
warranties made by Borrower hereunder shall survive the execution and delivery of this Agreement and the disbursement of any Advances made pursuant to this Agreement. All statements contained in certificates or other instruments delivered by Borrower pursuant to this Agreement shall constitute representations and warranties made by Borrower hereunder, as the case may be.

     19.  Binding Effect and Assignment.  This Agreement, the Promissory Notes
          -----------------------------
and all other Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that, subject to Exhibit D hereto, Borrower may not assign or transfer its rights hereunder, or delegate its obligations hereunder, without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion. From and after any assignment, transfer or delegation of obligation by Lender of its interest hereunder, Lender shall be released from all liability to Borrower hereunder arising after the date of such assignment, transfer or delegation of obligation; provided, however, that any assignee of Lender shall expressly assume all of the obligations of Lender hereunder. For purposes of this Agreement, an "transfer" under this Section shall be deemed to include, without limitation, the following: (a) a merger or any other combination of an entity with another party (other than a reincorporation of Inktomi from the State of California to the State of Delaware), whether or not the entity is the surviving entity; (b) any transaction or series of transactions whereby a third party acquires direct or indirect power to control the management and policies of an entity, whether through the acquisition of voting securities, by contract, or otherwise; (c) in the case of Inktomi, the sale or other transfer of Inktomi's search engine business or any other substantial portion of Inktomi's assets (whether in a single transaction or series of transactions), or (d) the transfer of any rights or obligations in the course of a liquidation or other similar reorganization of an entity (other than a reincorporation of Inktomi from the State of California to the State of Delaware).

     20.  Headings. Article and paragraph headings used in this Agreement are
          --------
for convenience of reference only and shall not affect the construction of this Agreement.

     21.  Severability. The unenforceability or invalidity of any provision or
          ------------
provisions of this Agreement, the Promissory Notes, the New Note, or any other Document shall not render any other provision or provisions hereof or thereof unenforceable or invalid. If any rate of interest provided for herein is greater than that permitted under applicable law, such rate shall be automatically reduced to be the maximum permitted by law.

     22.  Additional Documents.  Borrower shall at Lender's request, from time
          --------------------
to time, at Borrower's sole cost and expense, execute, re-execute, deliver and redeliver any and all documents, and do and perform such other and further acts, as may reasonably be required by Lender to enable Lender to perfect, preserve and protect Lender's security interest in the Collateral and Lender's and Lender's rights and remedies under this Agreement or granted by law and to carry out and effect the intents and purposes of this Agreement.

     23.  Integration. This Agreement and the other Documents shall constitute
          -----------
the entire agreement between the parties hereto with respect to the subject matter of this Loan Agreement and shall supersede all other agreements, written or oral, with respect thereto. In the event of any conflict between this Agreement and the other Documents, the provisions of this Agreement shall control.

     24.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original if fully executed, but all of which shall constitute one and the same document.

     25.  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the state of Washington.

     26.  Confidentiality.
          ---------------

          A. The parties hereby agree that all terms and conditions of that certain Microsoft Corporation Non-Disclosure Agreement between them dated March 18, 1997, shall govern the disclosure of confidential and proprietary information made under this Agreement. In this connection, the parties hereby agree that the terms of this Agreement and any information provided to Lender hereunder shall be treated as confidential in accordance with the terms of said Non-Disclosure Agreement.

          B. Without having first sought and obtained Lender's written approval (which Lender may withhold in its sole and absolute discretion), Borrower shall not, directly or indirectly, (i) trade upon this transaction or any aspect of Borrower's relationship with Lender, or (ii) otherwise deprecate Microsoft technology.

          C. Neither party will issue any press release or make any public announcement(s) relating in any way whatsoever to this Agreement or the relationship established by this Agreement without the express prior written consent of the other party. However, the parties acknowledge that this Agreement, or portions thereof, may be required under applicable law to be disclosed, as part of or an exhibit to a party's required public disclosure documents. If either party is advised by its legal counsel that such disclosure is required, it will notify the other in writing and the parties will jointly seek confidential treatment of this Agreement to the maximum extent reasonably possible, in documents approved by both parties and filed with the applicable governmental or regulatory authorities.

ORAL COMMITMENTS.  NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL
----------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




Lender:                                      Borrower:



Microsoft Corporation, a Washington          Inktomi Corporation, a California
corporation                                  corporation


    /s/ Laura Jennings                           /s/ David C. Peterschmidt
By __________________________                By __________________________

       Vice President                                  CEO
 Its ______________________                     Its ______________________

          July 27, 1997                               July 24, 1997
Date: ____________________                   Date: ____________________

                                   EXHIBIT A
                                   ---------


                                PROMISSORY NOTE
                                ---------------


US$_________________                                         Seattle, Washington
                                                                _________, 199__


FOR VALUE RECEIVED, the undersigned, INKTOMI CORPORATION ("Maker"), hereby promises to pay to the order of MICROSOFT CORPORATION ("Lender"), at such place as Lender may designate in writing from time to time, the principal sum of ___________________ and No/100 United States Dollars (US$________________)
together with interest and costs as herein provided.

Interest.  The outstanding principal balance of the Loan shall bear interest at
--------
the rate of ____ percent (___%) per annum. All computations of interest shall be based on a 360-day year for the actual number of days passed.

Term/Note Maturity Date.  The term of this Note shall be three (3) years.  The
-----------------------
Note Maturity Date shall be __________________, 200_.

Loan Agreement.  This Note is given pursuant to the terms and conditions of the
--------------
Loan Agreement, dated as of ____________, 1997 between Maker and Lender (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

Payments of Principal and Interest.  Maker shall make monthly principal and
----------------------------------
interest payments of ___________________ on the first day of each month during the term of this Note. Maker shall pay all remaining principal and accrued interest on or before the Note Maturity Date.

Prepayment.  Maker may repay all or any portion of the amount due under this
----------
Note without premium or penalty.

Events of Default; Acceleration.  Upon occurrence of an Event of Default, at the
-------------------------------
option of Lender the entire outstanding principal, interest and costs hereunder shall be immediately due and payable and shall thereafter bear interest at a rate equal to eighteen percent (18%) per annum (the "Default Rate"), until payment in full of all amounts due to Lender. Notwithstanding the foregoing, the interest paid under this Note shall never be greater than the maximum rate of interest permitted under applicable law.

Liability and Waiver.  Maker hereby waives diligence, presentment, demand,
--------------------
protest and notice of any kind whatsoever. The non-exercise by Lender of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

Costs of Collection.  Maker, together with all sureties, endorsers and
-------------------
guarantors of this Note, jointly and severally promise to pay: (a) all costs and expenses incurred by Lender, including without limitation attorneys' fees, in the event that Lender consults an attorney regarding a default by Borrower, even though suit is not instituted; (b) attorneys' fees, and all other costs, expenses and fees incurred by Lender, including costs on appeal, in the event that suit is instituted on this Note; (c) all costs and expenses provided for in the Loan Agreement or in any other instrument given as security for this Note and/or incurred by or on behalf of Lender in connection with collecting or otherwise enforcing any right of Lender under this Note, the Loan Agreement or any other instrument given as security for this Note; and (d) all costs and expenses, including, without limitation, attorneys' fees, incurred by Lender in connection with any bankruptcy, forfeiture, insolvency or reorganization proceeding or receivership in which Maker is involved, including, without limitation, those incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding.

NOTICE.  NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN
------
MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Applicable Law.  This Note shall be governed by and construed in accordance with
--------------
the laws of the State of Washington.

                                  Maker:

                                  Inktomi Corporation, a California corporation


                                  By _____________________________
                                     Its _________________________

                                   Exhibit B
                                   ---------

                              Notice of Borrowing
                              -------------------


To:  Microsoft Corporation
     One Microsoft Way
     Redmond, Washington 98052-6399
     ATTN: Shirish Nadkarni


The undersigned, INKTOMI CORPORATION ("Inktomi"), hereby refers to the Software Hosting Agreement and Loan Agreement, both dated July __, 1997, and hereby requests to borrow the sum of $__________ pursuant to said Loan Agreement and that such funds be sent by wire transfer to the account specified in the Loan Agreement.

Pursuant to said Software Hosting Agreement, you and Inktomi agreed, on or about _________________________, that the Microsoft Search Engine would be increased to accommodate up to ______________ hits per day, and that Inktomi would purchase __________ new Hosting Servers to satisfy such capacity requirement. Inktomi certifies that all amounts loaned by you in response to this request will be used only to purchase __________ new Hosting Servers for the cluster servicing the Microsoft Search Engine.

Inktomi further certifies that as of the date hereof: (i) all representations and warranties made by Inktomi under said Loan Agreement remain true; (ii) Inktomi is in full compliance with all of its affirmative covenants under said Loan Agreement; and (iii) no event has occurred and is continuing which constitutes an Event of Default under said Loan Agreement.

All capitalized terms used in this Notice will have the meanings ascribed to them under said Loan Agreement or Software Hosting Agreement (whichever is applicable).

INKTOMI CORPORATION


By: _________________________

Printed Name: _________________________

Printed Title: _________________________

Date: _________________________

                                   EXHIBIT C
                                   ---------

                                PROMISSORY NOTE
                                ---------------



US$_________________                                         Seattle, Washington
                                                                _________, 199__


FOR VALUE RECEIVED, the undersigned, INKTOMI CORPORATION ("Maker"), hereby promises to pay to the order of MICROSOFT CORPORATION ("Lender"), at such place as Lender may designate in writing from time to time, the principal sum of ___________________ and No/100 United States Dollars (US$________________)
together with interest and costs as herein provided.

Interest.  The outstanding principal balance of the Loan shall bear interest at
--------
the rate of ____ percent (___%) per annum. All computations of interest shall be based on a 360-day year for the actual number of days passed.

Term/Note Maturity Date. The term of this Note shall be two (2) years. The
-----------------------
Note Maturity Date shall be __________________, 200_.

Loan Agreement.  This Note is given pursuant to the terms and conditions of the
--------------
Loan Agreement, dated as of ____________, 1997 between Maker and Lender (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

Payments of Principal and Interest. Maker shall make monthly principal and
----------------------------------
interest payments of ___________________ on the first day of each month during the term of this Note. Maker shall pay all remaining principal and accrued interest on or before the Note Maturity Date.

Prepayment. Maker may repay all or any portion of the amount due under this
----------
Note without premium or penalty.

Events of Default; Acceleration.  Upon occurrence of an Event of Default, at the
-------------------------------
option of Lender the entire outstanding principal, interest and costs hereunder shall be immediately due and payable and shall thereafter bear interest at a rate equal to eighteen percent (18%) per annum (the "Default Rate"), until payment in full of all amounts due to Lender. Notwithstanding the foregoing, the interest paid under this Note shall never be greater than the maximum rate of interest permitted under applicable law.

Liability and Waiver.  Maker hereby waives diligence, presentment, demand,
--------------------
protest and notice of any kind whatsoever. The non-exercise by Lender of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

Costs of Collection.  Maker, together with all sureties, endorsers and
-------------------
guarantors of this Note, jointly and severally promise to pay: (a) all costs and expenses incurred by Lender, including without limitation attorneys' fees, in the event that Lender consults an attorney regarding a default by Borrower, even though suit is not instituted; (b) attorneys' fees, and all other costs, expenses and fees incurred by Lender, including costs on appeal, in the event that suit is instituted on this Note; (c) all costs and expenses provided for in the Loan Agreement or in any other instrument given as security for this Note and/or incurred by or on behalf of Lender in connection with collecting or otherwise enforcing any right of Lender under this Note, the Loan Agreement or any other instrument given as security for this Note; and (d) all costs and expenses, including, without limitation, attorneys' fees, incurred by Lender in connection with any bankruptcy, forfeiture, insolvency or reorganization proceeding or receivership in which Maker is involved, including, without limitation, those incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding.

NOTICE.  NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN
------
MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Applicable Law.  This Note shall be governed by and construed in accordance with
--------------
the laws of the State of Washington.


                                  Maker:

                                  Inktomi Corporation, a California corporation



                                  By ___________________________
                                     Its _________________________

                                   EXHIBIT D
                                   ---------

                              Transfer of Inktomi
                              -------------------

If Inktomi requests Microsoft's consent to a transfer as described in clause (a) of Section 19 of this Loan Agreement to which this Exhibit D is appended, and Microsoft reasonably withholds its consent to such transfer (an "Unconsented Transfer"), then Inktomi will nevertheless have the right to transfer this Agreement in connection with its proposed Unconsented Transfer subject to the following conditions precedent to the Unconsented Transfer:

(i) Inktomi, at its sole cost and expense, and without any financing supplied by Microsoft, will create a separate cluster of Hosting Servers for Microsoft required to service Microsoft's reasonably anticipated needs for a period of twelve months after the commencement of operation of such new and relocated cluster (provided however that Microsoft will purchase, or fund (in accordance with this Loan Agreement) Inktomi's purchase of (whichever Microsoft elects) any new hosting servers beyond the Hosting Servers purchased by Inktomi under the Software Hosting Agreement of even date herewith necessary to service Microsoft's reasonably anticipated needs as set forth above);

(ii) Inktomi will relocate, at its sole cost and expense (including, without limitation, indemnifying Microsoft and holding it harmless against any and all Taxes that arise as a direct or indirect result of the relocation of the Hosting Servers), all Hosting Servers referred to in clause (i) to a location designated by Microsoft, in its sole discretion;

(iii) Inktomi, at its sole cost and expense, will provide training to Microsoft personnel to the extent requested by Microsoft, to enable such personnel to use and maintain the Microsoft Search Engine, and to create enhancements thereto, with reasonable competence (all as determined by Microsoft in its sole discretion);

(iv) Inktomi will grant to Microsoft an irrevocable, non-exclusive, royalty-free license to use the Product (and all required underlying Inktomi Technology) solely in connection with Microsoft's operation of the Microsoft Search Engine (which license shall include the right to create enhancements and other derivative works based thereon for use in conjunction therewith) for such period as Microsoft may require to transition its search engine services to non-Inktomi technology (the "Transition Period"), and Inktomi will waive all royalties otherwise payable pursuant to the Software Development Agreement and/or the Information Services Agreement of even date herewith; for the purposes of this clause (iv), the Transition Period will commence at such time as Microsoft assumes control over said separate cluster and begins itself operating the Microsoft Search Engine, and will continue thereafter for eighteen months (18) or until the termination of said Software Development Agreement and Information Services Agreement (whichever is longer);

(v) Inktomi will direct the Escrow Agent to release to Microsoft all Confidential Materials held by the Escrow Agent, subject to Microsoft's agreement to use such Confidential Materials only in connection with its licensed rights under clause (iv) above;

(vi) Inktomi will agree to reimburse Microsoft for all reasonable costs incurred by Microsoft in transitioning its search engine to non-Inktomi technology (whether created by Microsoft or by a third party); and

(vii) Inktomi will cause the applicable proposed assignee, transferee or delegatee of obligation of this Agreement to assume, jointly and severally with Inktomi, all of Inktomi's obligations hereunder.

Microsoft will cooperate with Inktomi and use its reasonable best efforts so as to enable Inktomi to satisfy the foregoing conditions precedent in a timely manner. Upon satisfaction of the foregoing conditions precedent, said Software Hosting Agreement shall be deemed terminated pursuant to Section 10.1 thereof. Upon expiration of the Transition Period, all rights granted to Microsoft to use the Product (other than Microsoft Technology, Joint Derivative Technology and the Microsoft Derivative Technology) and/or any Inktomi Technology under the transitional license referred to in clause (iv) or otherwise shall cease, and Microsoft shall immediately return to Inktomi all Confidential Materials (and all copies thereof), provided however that, notwithstanding any provision of the Ancillary Agreements to the contrary, the undertaking by Inktomi to indemnify Microsoft and hold it harmless against Taxes as provided in clause (ii) above shall survive any such terminations.

Capitalized terms used in this Exhibit D and not otherwise defined in this Loan Agreement shall be defined in the same manner as in the applicable agreement among the following agreements between Lender and Borrower of even date herewith: Software Development Agreement; Information Services Agreement; and/or Software Hosting Agreement.

                                   EXHIBIT E
                                   ---------


                    Inktomi Depository Account Information
                    --------------------------------------

All Advances should be sent to Borrower's account by wire transfer as follows, unless Borrower notifies Lender in writing signed by a Responsible Officer that Advances henceforth should be sent to a different account:

     Name of Bank:       Silicon Valley Bank

     Address of Bank:    P.O. Box 2607
                         Santa Clara, CA  95055-2607

     Routing Number:     [*]

     Account Number:     [*]

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.